Exhibit-32.1
Certification pursuant to 18 U.S.C. Section 1350
IElement Corporation

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of IElement Corporation on Form 10-QSB for the quarter ending September 30, 2007as filed with the Securities and Exchange Commission on the date hereof (the Report),

I, Ivan Zweig, Chief Executive Officer of IElement Corporation, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of IElement Corporation.

Date: November 14, 2007

/s/ Ivan Zweig
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Ivan Zweig
Chief Executive Officer

/s/ Ivan Zweig
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Ivan Zweig
Chief Financial Officer